MOMENTUM

purpose increased success rewarding tirelessly community acceleration serving adapt inclusion unparalleled commitment relationships investing retention efforts generations social importance core growth navigate lifetime opportunities dedicated incremental expansion excitement governance rapid trust progress communication excellence transparent generational diversity strong future changes vibrant delivered achievement meaningful competitive beneficial

2022

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

Executive Management Team

Scott Dueser

Chairman of the Board, President and Chief Executive Officer

46
At FFIN

51
In Banking



Executive Management Team



Ron Butler

Executive Vice President
Chief Administrative Officer

29 At FFIN | **40** In Banking

James Gordon

Executive Vice President
Chief Financial Officer

2 At FFIN | **35** In Banking



Executive Management Team



Kirk Thaxton, CTFA

Chairman, President and CEO
First Financial Trust and Asset Management

35	39
At FFIN	In Banking

Luke Longhofer

Executive Vice President
Chief Lending Officer

11	19
At FFIN	In Banking



Executive Management Team



Randy Roewe

Executive Vice President
Chief Risk Officer

7 At FFIN | **32** In Banking

John Ruzicka

Executive Vice President
Chief Information Officer

4 At FFIN | **42** In Banking



Executive Management Team



Kyle McVey, CPA

Executive Vice President
Chief Accounting Officer

12	14
At FFIN	In Banking

David Bailey

Executive Vice President
Commercial Banking

19	19
At FFIN	In Banking



Senior Leadership

Marna Yerigan
Executive Vice President
Credit Administration

11 At FFIN | **40** In Banking



Rett Everett
Executive Vice President
Credit Administration

1 At FFIN | **19** In Banking



Lawrence Kentz
Senior Vice President
Chief Compliance Officer

7 At FFIN | **40** In Banking



Line of Business Executives

Troy Fore

President
First Financial Mortgage

7	**37**
At FFIN	In the Industry

Chris Cook

Executive Vice President
Advertising and Marketing

1	**29**
At FFIN	In the Industry

Monica Houston

Executive Vice President
Retail Banking and Training

28	**28**
At FFIN	In Banking







Line of Business Executives

Andrea Smiddy-Schlagel

Executive Vice President
Treasury Management

4 At FFIN | **34** In Banking



Maggie Tuschinski

Executive Vice President
Chief Digital Officer

1 At FFIN | **20** In Banking



Mike Wolverton

Executive Vice President
Consumer Lending

11 At FFIN | **37** In Banking



Line of Business Executives

Frank Gioia
Senior Vice President
Customer Care Center

7 At FFIN | **35** In the Industry



Brandon Harris
Senior Vice President
Appraisal Services

7 At FFIN | **20** In the Industry



Josh Brown
Senior Vice President
Human Resources

7 At FFIN | **13** In the Industry



Gary Milliorn
Vice President
Property Management

7 At FFIN | **33** In Construction



Experienced Regional CEOs and Presidents

Marelyn Shedd
Abilene Region President

32 At FFIN | **39** In Banking



David Bailey
Eastland Division CEO

19 At FFIN | **19** In Banking



Candi Kanady
Eastland Division President

21 At FFIN | **21** In Banking



Joseph Crouch
Sweetwater Division President

4 At FFIN | **26** In Banking



Experienced Regional CEOs and Presidents

Jamie Esch
Hereford

1 At FFIN | **25** In Banking



Chris Evatt
San Angelo

22 At FFIN | **22** In Banking



Austin Elsner
Cleburne

5 At FFIN | **22** In Banking



Trent Swearengin
Stephenville

23 At FFIN | **25** In Banking



Experienced Regional CEOs and Presidents

Justin Hooper
Weatherford

18 At FFIN | **29** In Banking



Mark Jones
Southlake Chairman

22 At FFIN | **45** In Banking



Shelby Bruhn
Southlake President & CEO

1 At FFIN | **22** In Banking



Stephen Lee
Southeast Texas

10 At FFIN | **34** In Banking



Experienced Regional CEOs and Presidents

Chris Baughman
Conroe President & CEO

6 At FFIN | **39** In Banking



Marcus Morris
Fort Worth President & CEO

12 At FFIN | **14** In Banking



Shelley Dacus
Kingwood President & CEO

4 At FFIN | **18** In Banking



Nora Thompson
Bryan/College Station President and CEO

2 At FFIN | **31** In Banking




MOMENTUM
purpose
increased
success
rewarding
tirelessly
community
acceleration
serving
adapt
inclusion
unparalleled
commitment
relationships
investing
retention
efforts
generations
social
importance
growth
lifetime
core
navigate
opportunities
dedicated
incremental
expansion
excitement
governance
rapid
trust
progress
communication
excellence
transparent
generational
diversity
strong
future
changes
vibrant
achievement
meaningful
competitive
delivered
beneficial

Independent Public Auditors

EY

Building a better
working world


acceleration
generations
purpose
serving
inclusion
investing
social
increased
unparalleled
importance
tirelessly
success
commitment
retention
efforts
core
growth
lifetime
community
rewarding
adapt
relationships
navigate
opportunities
MOMENTUM
incremental
dedicated
rapid
progress
excellence
future
changes
vibrant
achievement
expansion
transparent
meaningful
excitement
trust
communication
generational
strong
delivered
competitive
beneficial
governance
diversity

2022

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

Corporate Board of Directors



Vianei Lopez Braun

Chief Development Officer
Decker Jones, P.C.

Year	Committee Appointments
2020	- Compensation - Risk



April K. Anthony

Managing Partner Anthony Family Investment Partners, LTD.
Former CEO of Encompass Home Health and Hospice
Executive Chair - Homecare Homebase

Year	Committee Appointment
2015	- Audit

Corporate Board of Directors



Mike B. Denny

CEO
Batjer and Associates, Inc.

Year	Committee Appointments
2019	- Audit - Bank Directors' Loan Committee

David L. Copeland

President, SIPCO, Inc. and Shelton Family Foundation

Year	Committee Appointments
1998	- Executive - Audit - Nominating/Corporate Governance - Risk



Corporate Board of Directors



Murray H. Edwards

Principal
The Edwards Group

Year	Committee Appointments
2006	- Executive - Risk - Nominating/Corporate Governance - Bank Directors' Loan Committee



F. Scott Dueser

Chairman of the Board, President, and CEO
First Financial Bankshares

Year	Committee Appointment
1991	- Executive

Corporate Board of Directors

I. Tim Lancaster

Retired President and CEO
Hendrick Health System

Year	Committee Appointments
2013	- Executive - Audit - Compensation - Nominating/Corporate Governance - Bank Directors' Loan Committee





Dr. Eli Jones

Professor of Marketing,
Lowry and Peggy Mays Eminent Scholar,
Former Dean of Mays School of Business,
Texas A&M University

Year	Committee Appointment
2022	- Compensation

Corporate Board of Directors



Robert C. Nickles, Jr.

Executive Chairman
Alegacy Group, LLC

Year	Committee Appointments
2019	- Executive - Nominating/Corporate Governance - Risk

Kade L. Matthews

Ranching and
Investments

Year	Committee Appointments
1998	- Compensation - Risk



Corporate Board of Directors

Johnny E. Trotter

President and CEO
Livestock Investors, Ltd.

Year	Committee Appointments
2007	- Executive - Compensation - Nominating/Corporate Governance




purpose
increased
success
rewarding
tirelessly
community
acceleration
serving
adapt
inclusion
unparalleled
commitment
relationships
investing
retention
efforts
generations
social
importance
growth
navigate
core
lifetime
opportunities
MOMENTUM
dedicated
expansion
excitement
governance
incremental
rapid
trust
progress
communication
excellence
transparent
generational
diversity
strong
future
changes
vibrant
delivered
achievement
meaningful
competitive
beneficial

2022

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

2021 Financial Review

James Gordon
Chief Financial Officer

Forward Looking Statement

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "believes," "expect," "plan," "anticipate," "target," "forecast" and "goal". Because such forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans, fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing or saving habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents and Filings" on the Company's website or by writing or calling the Company at 325.627.7155. Except as otherwise stated herein, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

2021 Overview

35th Consecutive Year of Increased Earnings

FFIN Earnings (in millions)



$104.8
$120.4
$150.6
$164.8
$202.0
$227.6
2016
2017
2018
2019
2020
2021

Strong Shareholder Earnings

Diluted Earnings Per Share


$0.80
$0.91
$1.11
$1.21
$1.42
$1.59
2016
2017
2018
2019
2020
2021

FFIN Outperforms Peers

Percentage Return on Average Assets


First Financial
Peer Group
1.59%
1.00%
1.72%
0.95%
1.98%
1.22%
2.08%
1.19%
1.98%
0.82%
1.89%
1.26%
2016
2017
2018
2019
2020
2021

Strong Return on Capital

Percentage Return on Average Equity



First Financial
Peer Group
12.36%
9.16%
13.63%
8.67%
15.37%
11.03%
14.37%
10.58%
12.93%
7.26%
13.31%
11.94%
2016
2017
2018
2019
2020
2021

Net Interest Margin

Quarterly NIM %



First Financial
Peer Group
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
3.40%
2.80%
2017
2018
2019
2020
2021

Working Harder and Smarter

Efficiency Ratio (FFIN vs. Peers)

	2016	2017	2018	2019	2020	2021
First Financial	49.22%	49.26%	49.72%	48.61%	45.49%	45.84%
Peer Group	62.83%	61.01%	60.51%	59.91%	61.85%	58.80%

Capital Ratios

	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2021	To meet Requirements of BASEL III
Tier 1 Leverage Ratio	12.60%	11.86%	11.13%	> 4.00%
Common Equity Tier 1 Capital Ratio	20.06%	20.79%	19.35%	> 7.00%
Tier 1 Capital Ratio	20.06%	20.79%	19.35%	> 8.50%
Total Capital Ratio	21.13%	22.03%	20.44%	> 10.50%

Total Asset Growth
(in millions)



$6,810
$7,255
$7,732
$8,262
$10,905
$13,102
2016
2017
2018
2019
2020
2021

Total Loan Growth

(in millions)



*PPP Loans as of period end
$3,384
$3,501
$3,975
$4,223
$5,255
$484*
$5,427
$53*
2016
2017
2018
2019
2020
2021

Sound Lending Practices

Nonperforming Assets as a Percentage of Loans Funded + Foreclosed Assets *(FFIN vs. Peers)*

	2016	2017	2018	2019	2020	2021
First Financial	0.86%	0.57%	0.75%	0.61%	0.83%	0.63%
Peer Group	1.05%	0.86%	0.82%	0.78%	0.97%	0.71%

Total Deposit Growth

(in millions)



Noninterest-Bearing
Interest-Bearing
$5,479
$3,761
$1,718
$5,963
$3,921
$2,042
$6,180
$4,064
$2,116
$6,604
$4,539
$2,065
$8,676
$5,693
$2,983
$10,566
$6,786
$3,780
2016
2017
2018
2019
2020
2021

1st Quarter 2022 Financial Review

1st Quarter Earnings

FFIN Earnings (in millions)


$26.6
$34.5
$38.3
$37.2
$56.9
$56.0
2017
2018
2019
2020
2021
2022

Diluted Earnings Per Share – 1st Quarter

Earnings Per Share *(in actual dollars)*



$0.20
$0.26
$0.28
$0.26
$0.40
$0.39
2017
2018
2019
2020
2021
2022

Total Asset Growth

(in millions)


*As of March 31, 2022
$7,255
$7,732
$8,262
$10,905
$13,102
$13,314*
2017
2018
2019
2020
2021
2022

Total Loan Growth

(in millions)

**As of March 31, 2022*
***PPP Loans as of period end*



$3,501
$3,975
$4,223
$5,255
$484**
$5,427
$53**
$5,594*
$16**
2017
2018
2019
2020
2021
2022

Total Deposit Growth

(in millions)

*As of March 31, 2022


Noninterest-Bearing
Interest-Bearing
$5,963
$3,921
$2,042
2017
$6,180
$4,064
$2,116
2018
$6,604
$4,539
$2,065
2019
$8,676
$5,693
$2,983
2020
$10,566
$6,786
$3,780
2021
$11,000*
$7,021
$3,979
2022

FIRST FINANCIAL TRUST

2021 Review

Kirk W. Thaxton, CTFA
President and CEO
First Financial Trust

Growth in Trust Assets

Total Trust Assets – Book Value / Fair Value (in millions)



Book Value
Fair Value
$3,374
$4,373
$3,866
$5,132
$4,294
$5,599
$4,856
$6,746
$5,398
$7,510
$5,880
$8,699
2016
2017
2018
2019
2020
2021

Total Trust Fees

Growth in FFTAM Fees (in thousands)



$19,636
$23,694
$28,181
$28,401
$29,531
$36,145
2016
2017
2018
2019
2020
2021

Revenue from Mineral Management

(in thousands)



$1,709
$2,412
$4,821
$3,749
$2,776
$4,640
2016
2017
2018
2019
2020
2021

Total Trust Net Income

Growth in FFTAM Net Income (in thousands)



$7,190
$8,579
$13,532
$13,892
$14,471
$17,723
2016
2017
2018
2019
2020
2021

FIRST FINANCIAL TRUST

YOUR FUTURE FIRST

Managed Equity Styles

- Equity Income
- Core Domestic
- Core Diversified
- Core World
- Strategic Growth



FIRST FINANCIAL TRUST

YOUR FUTURE FIRST

First Financial Trust Locations


40
27
35
30
20
20
35
10
10
37
Fort Worth
Sweetwater
Abilene
Stephenville
Odessa
San Angelo
Bryan/
College
Station
Beaumont
San Antonio
Houston
(Kingwood)

- Abilene
- Sweetwater
- Stephenville
- San Angelo
- Fort Worth
- Odessa
- Beaumont
- Houston (Kingwood)
- San Antonio
- Bryan/College Station



W1NNER!

Missy Fenton

Colleen Barrett Award for Administrative Excellence

ADMINAWARDS®
Celebrating Administrative Excellence
www.adminawards.com

F1RST FINANCIAL TRUST
YOUR FUTURE FIRST

Investment and Insurance Products Are:
Not a Deposit, Not FDIC Insured, Not Insured by Any Federal Government Agency, Not Guaranteed by The Bank, May Lose Value

Book Value of Trust Assets

(in millions)


$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22

FIRST FINANCIAL TRUST

YOUR FUTURE FIRST

purpose increased success tireless rewarding acceleration serving adapt inclusion unparalleled commitment relationships investing retention efforts generations social importance core growth lifetime navigate community opportunities

MOMENTUM

incremental dedicated expansion excitement governance rapid trust progress communication excellence transparent generational diversity strong future changes vibrant delivered achievement meaningful competitive beneficial

2022

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

COVID-19 Government Loan Program Performance

6,530	**7**	**3,179**
PPP Round 1 Loans Made	Main Street Loans Made	PPP Round 2 Loans Made
$703MM	**$142MM**	**$267MM**
PPP Round 1 Dollars Loaned	Main Street Dollars Loaned	PPP Round 2 Dollars Loaned

$1.12 Billion

Total Government Dollars Loaned

Thousands

Of Texas Jobs Saved

Deposit Account Growth



< -------------------3 year average – 5,453 ---------------->
5,716
3,932*
6,711
11,897**
16,095
2017
2018
2019
2020
2021

	2017	2018	2019	2020	2021
Total Number of Accounts	260,430	270,976	277,687	303,169	319,264

*(Excluding Kingwood Acquisition)
**(Excluding Bryan/College Station Acquisition)

35th Consecutive Year of Increased Earnings

FFIN Earnings (in millions)



$104.8
$120.4
$150.6
$164.8
$202.0
$227.6
2016
2017
2018
2019
2020
2021

Total Return on Investment

Assume you owned 1,000 shares of FFIN stock on January 1, 2017…

2021 return on investment	40.56%
2020 return on investment	6.35%
2019 return on investment	23.34%
2018 return on investment	29.88%
2017 return on investment	1.33%
5-year average annual return	**20.29%**

Annual Return Since 1973

Assume you owned 100 shares of FFIN stock on January 1, 1973:

100 → **34,376**

Shares in 1973 → Shares Today

$4,900 → **$1,747,676**

Share Value in 1973 → Share Value on 12/31/2021

13.02%*
Average Annual Return of FFIN Since 1973

7.81%
Average Annual Return of The S&P 500 Since 1973

*Excludes Dividends

Strong Stock Performance

Through March 31, 2022



700%
600%
500%
400%
300%
200%
100%
0%
-100%
Dow Jones
NASDAQ
S&P 500
FFIN
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Top Rated Bank by Bank Director

RANK	YEAR
#2	2009
#1	2010
#2	2011
#2	2012
#3	2013
#1	2014
#2	2015
#7	2016
#7	2017
#5	2018
#4	2019
#3	2020

BankDirector®

$5 to $50 Billion

Top 7 for each of the last 13 years

#2 in 2021

FIRST FINANCIAL BANK
MEMBER FDIC

Diverse Footprint Across Texas



Amarillo
40
27
87
84
35
Dallas
Fort Worth
20
Abilene
Odessa
20
87
Waco
45
San Angelo
35
10
10
Huntsville
Bryan / College Station
Austin
Conroe
Orange
Houston
San Antonio

www.ffin.com/locations

MOMENTUM

New Locations and Buildings


F1RST
FINANCIAL
BANK
1

Huntsville

Groundbreaking – February 2021


Operations Center
Entrance



Operations Center

Customer Care Center


F1RST
FINANCIAL
BANK

Bryan/College Station

Groundbreaking – November 2021


FIRST
FINANCIAL
BANK

Lumberton

Groundbreaking – February 2022

MOMENTUM

Management Changes

Management Changes

January 2021



Nora Thompson

President & CEO

Bryan/College Station Region

Management Changes

February 2021



Robert C. Nickles, Jr.

Chairman of the Board

Kingwood Region

Management Changes

July 2021

Chris Cook

Executive Vice President
Advertising and Marketing



Management Changes

August 2021



Maggie Tuschinski

Executive Vice President
Chief Digital Officer

Management Changes

October 2021



Chris Baughman

President & CEO
Conroe Region

Management Changes

November 2021



David Bailey

Executive Vice President
Commercial Banking

Management Changes

January 2022



Vianei Lopez Braun

Chairman of the Board

Fort Worth Region

Management Changes

January 2022



Luke Longhofer

Executive Vice President

Chief Lending Officer

Management Changes

January 2022



Kyle McVey

Executive Vice President
Chief Accounting Officer

Management Changes
February 2022



Shelby Bruhn
President & CEO
Southlake Region

Management Changes

March 2022



Rett Everett

Executive Vice President
Credit Administration

Management Changes

April 2022



Jamie Esch

Chairman & CEO
Hereford Region

Management Retirements

Ivan Olson



Sam Baker



Gary Gragg



Diversity and Inclusion



EMPLOYEE BASE
1,484 EMPLOYEES


28% | 72%

EMPLOYEE DIVERSITY
FEMALE 72% | MALE 28%



MINORITIES
(Racial, Veterans, and Disabled)
37% MINORITY

www.ffin.com/diversity

FIRST FINANCIAL BANK | *Women in Banking*


FIRST FINANCIAL BANK
FIRST FINANCIAL BANK

Candi Kanady
President
Eastland Division

Marelyn Shedd
President
Abilene Region

April Anthony
First Financial Bankshares
Board of Directors

Vianei Lopez Braun
First Financial Bankshares
Board of Directors

Shelley Dacus
President
Kingwood Region

Nora Thompson
President
Bryan/College Station Region

Dr. Eli Jones

Dr. Eli Jones

Professor of Marketing,
Lowry and Peggy Mays Eminent Scholar,
Former Dean of Mays School of Business,
Texas A&M University



Tucker Bridwell



Tucker Bridwell

President, Mansefeldt Investment Corporation
and Dian Graves Owen Foundation
First Financial Bankshares Board – 14 years
First Financial Bank Board – 35 years

Dividends Per Share

Annual Dividends Declared per Share


$0.38
$0.41
$0.47
$0.51
$0.58
2017
2018
2019
2020
2021

Dividend Announcement

Increase cash dividend to $0.17 per quarter – 13.3% increase

- Shareholders of record as of June 16, 2022
- Dividend payable July 1, 2022


MOMENTUM
purpose
increased
success
rewarding
tirelessly
community
acceleration
serving
adapt
inclusion
unparalleled
commitment
relationships
investing
retention
efforts
generations
social
importance
growth
lifetime
core
navigate
opportunities
incremental
dedicated
expansion
excitement
governance
rapid
trust
progress
communication
excellence
transparent
generational
diversity
strong
future
changes
vibrant
achievement
meaningful
competitive
delivered
beneficial

FIRST FINANCIAL BANKSHARES, INC.™